                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 19, 2003
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                            ------------------------
                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                   11-2250305
                        ---------------------------------
                        (IRS Employer Identification No.)

                                      63105
                                   ----------
                                   (Zip Code)

                                 (314) 290-2000
               ---------------------------------------------------
               (Registrant's Telephone Number Including Area Code)



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ITEM 5.  OTHER EVENTS

On February 19, 2003, the registrant issued a release on its first quarter earnings for fiscal 2003 in the form attached to this Report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

---------------------------- ---------------------------------------------------
        EXHIBIT NO.                        DESCRIPTION
---------------------------- ---------------------------------------------------
           99.1              Press Release dated February 19, 2003
---------------------------- ---------------------------------------------------




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 20, 2003                     By:   /s/ John J. Rezich
                                                   -----------------------------
                                                   John J. Rezich
                                                   Chief Financial Officer